UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2020 ( January 6, 2020 )

Coty Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35964	13-3823358
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Fifth Avenue New York, NY	10118
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 389-7300

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	COTY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company.  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note:

On January 6, 2020, HFC Prestige Products, Inc., a Connecticut corporation (“Investor”) which is a wholly owned subsidiary of Coty Inc., a Delaware corporation (“Coty”) completed the previously disclosed acquisition contemplated by the Purchase Agreement, dated as of November 18, 2019 (the “Purchase Agreement”), with King Kylie, LLC, a Delaware limited liability company (“King Kylie”) and the other parties listed as signatories to the Purchase Agreement (the “Seller Group Parties”).

Pursuant to the Purchase Agreement, on January 6, 2020, Investor acquired 51% of the equity interests in King Kylie from the applicable Seller Group Parties for a base purchase price of $600,000,000 in cash, subject to certain customary adjustments.

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, Investor and the applicable Seller Group Parties entered into certain ancillary agreements effective as of January 6, 2020, including the First Amended and Restated Limited Liability Company Agreement of King Kylie (the “A&R LLC Agreement”) and the Evergreen Collaboration Agreement. The descriptions of the A&R LLC Agreement and the Evergreen Collaboration Agreement included under Item 1.01 of Coty’s Current Report on Form 8-K filed November 18, 2019 (the “November 18, 2019 Report”), are incorporated by reference herein.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The disclosures under the Introductory Note to this Report and the description of the Purchase Agreement included under Item 1.01 of the November 18, 2019 Report are incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure.

A copy of the press release issued by Coty on January 6, 2020 announcing the completion of the acquisition is furnished as Exhibit 99.1 hereto.

Such information (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Coty Inc., dated January 6, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COTY INC.
(Registrant)

Date: January 6, 2020	By:	/s/ Pierre-André Terisse
	Name:	Pierre-André Terisse
	Title:	Chief Financial Officer